UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2022

Investcorp Credit Management BDC, Inc.

(Exact name of registrant as specified in its charter)

Maryland	814-01054	46-2883380
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

280 Park Avenue

39th Floor

New York, NY 10017

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (212) 257-5199

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	ICMB	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On November 18, 2022, Investcorp Credit Management BDC, Inc. (the “Company”), through Investcorp Credit Management BDC SPV, LLC, a wholly-owned subsidiary of the Company (“Investcorp BDC SPV”), entered into a second amendment (the “Second Amendment”) to that certain Loan, Security and Investment Management Agreement, dated August 23, 2021, by and among CM Investment Partners, LLC, Investcorp BDC SPV, as borrower, each of the lenders from time to time party thereto, Capital One, N.A., as administrative agent, swingline lender and arranger, and Wells Fargo Bank, National Association, as collateral custodian (the “Capital One Revolving Financing”). The Second Amendment provides for, among other things, (i) the replacement of the London Interbank Offered Rate with the term Secured Overnight Financing Rate (“SOFR”) as an applicable index for borrowings under the Capital One Revolving Financing, (ii) an increase in the applicable interest spread applied to advances under the Capital One Revolving Financing, and (iii) the addition of Webster Bank, N.A. (“Webster Bank”) as a lender under the Capital One Revolving Financing and assignment of a portion of existing lender commitments under the Capital One Revolving Financing to Webster Bank. After giving effect to the Second Amendment, borrowings under the Capital One Revolving Financing will generally bear interest at a rate per annum equal to SOFR plus 2.50%. The default interest rate will be equal to the interest rate then in effect plus 2.00%.

The foregoing description of the Second Amendment as set forth in this Item 1.01 does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amendment attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Second Amendment, dated November 18, 2022, to Loan, Security and Investment Management Agreement by and among CM Investment Partners, LLC, as investment manager, Investcorp Credit Management BDC SPV, LLC, as borrower, each of the lenders from time to time party thereto, Webster Bank, N.A., and Capital One, as administrative agent, swingline lender and as arranger

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 22, 2022	INVESTCORP CREDIT MANAGEMENT BDC, INC.

	By:	/s/ Rocco DelGuercio
	Name:	Rocco DelGuercio
	Title:	Chief Financial Officer